Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2018							2019							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	$3,449							24%	24%	—	—
Europe	1,406	1,408	2,814	1,365	4,179	1,479	5,658	1,480							5%	5%	(9)%	(9)%
Rest of the World	873	923	1,796	932	2,728	1,005	3,733	874							—	—	(8)%	(8)%
Other	136	143	279	159	438	146	584	117							(14)%	(14)%	N/A	N/A
Total	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$5,920							14%	14%	(4)%	(4)%

% of Revenues	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	53.5%	56.6%	55.1%	56.8%	55.7%	56.0%	55.8%	58.2%
Europe	27.1%	24.7%	25.8%	24.0%	25.2%	24.8%	25.1%	25.0%
Rest of the World	16.8%	16.2%	16.5%	16.4%	16.5%	16.8%	16.5%	14.8%
Other	2.6%	2.5%	2.6%	2.8%	2.6%	2.4%	2.6%	2.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$4,972	$5,461	$10,433	$5,433	$15,866	$5,715	$21,581	$5,713							15%	15%
Alliance and other revenues	221	243	464	258	722	258	980	207							(6)%	(6)%
Total Revenues	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$5,920							14%	14%

Cost of products sold	1,584	1,625	3,209	1,648	4,857	1,690	6,547	1,844							16%	16%
Marketing, selling and administrative	980	1,131	2,111	1,104	3,215	1,336	4,551	1,006							3%	3%
Research and development	1,250	2,435	3,685	1,280	4,965	1,380	6,345	1,351							8%	8%
Other income (net)	(400)	(4)	(404)	(508)	(912)	62	(850)	(260)							(35)%	(35)%
Total Expenses	3,414	5,187	8,601	3,524	12,125	4,468	16,593	3,941							15%	15%

Earnings Before Income Taxes	$1,779	$517	$2,296	$2,167	$4,463	$1,505	$5,968	$1,979							11%	11%
Provision for Income Taxes	284	135	419	255	674	347	1,021	264							(7)%	(7)%
Net Earnings	$1,495	$382	$1,877	$1,912	$3,789	$1,158	$4,947	$1,715							15%	15%
Net Earnings Attributable to Noncontrolling Interest	9	9	18	11	29	(2)	27	5							(44)%	(44)%
Net Earnings Attributable to BMS	$1,486	$373	$1,859	$1,901	$3,760	$1,160	$4,920	$1,710							15%	15%

Diluted Earnings per Common Share*	$0.91	$0.23	$1.13	$1.16	$2.30	$0.71	$3.01	$1.04							14%	14%
Average Common Shares Outstanding - Diluted	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637							—	—
Dividends declared per common share	$0.40	$0.40	$0.80	$0.40	$1.20	$0.41	$1.61	$0.41							2%	2%

	2018							2019
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	69.5%	71.5%	70.6%	71.0%	70.7%	71.7%	71.0%	68.9%

Other Ratios
Effective tax rate	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.1%	13.3%

Other income (net)	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$46	$45	$91	$44	$135	$48	$183	$45							(2)%	(2)%
Investment income	(36)	(38)	(74)	(44)	(118)	(55)	(173)	(56)							56%	56%
Equity investments (gain)/loss	(15)	356	341	(97)	244	268	512	(175)							**	**
Provision for restructuring	20	37	57	45	102	29	131	12							(40)%	(40)%
Acquisition and integration expenses	—	—	—	—	—	—	—	187							N/A	N/A
Litigation and other settlements	—	(1)	(1)	11	10	66	76	1							N/A	N/A
Equity in net income of affiliates	(24)	(27)	(51)	(22)	(73)	(20)	(93)	—							(100)%	(100)%
Divestiture gains	(45)	(25)	(70)	(108)	(178)	—	(178)	—							(100)%	(100)%
Royalties and licensing income	(367)	(353)	(720)	(338)	(1,058)	(295)	(1,353)	(308)							(16)%	(16)%
Transition and other service fees	(4)	(1)	(5)	—	(5)	(7)	(12)	(2)							(50)%	(50)%
Pension and postretirement	(11)	(19)	(30)	(10)	(40)	13	(27)	44							**	**
Intangible asset impairment	64	—	64	—	64	—	64	—							(100)%	(100)%
Other	(28)	22	(6)	11	5	15	20	(8)							(71)%	(71)%
	$(400)	$(4)	$(404)	$(508)	$(912)	$62	$(850)	$(260)							(35)%	(35)%

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED MARCH 31, 2019
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2019	2018	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2019 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$5,920	$5,193	$727	14%	$(188)	$6,108	(4)%	18%
Gross profit	4,076	3,609	467	13%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	4,088	3,622	466	13%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	69.1%	69.7%

Marketing, selling and administrative	1,006	980	26	3%	32	1,038	3%	6%
Marketing, selling and administrative excluding specified items(a)	1,005	979	26	3%	32	1,037	3%	6%

Marketing, selling and administrative excluding specified items as a % of revenues	17.0%	18.9%

Research and development	1,351	1,250	101	8%	12	1,363	1%	9%
Research and development excluding specified items(a)	1,300	1,170	130	11%	12	1,312	1%	12%

Research and development excluding specified items as a % of revenues	22.0%	22.5%

(a)	Refer to the Specified Items schedule for further details.
*	Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							Growth $		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$1,511	$1,627	$3,138	$1,793	$4,931	$1,804	$6,735	$1,801							$290	$290	19%	19%
Eliquis	1,506	1,650	3,156	1,577	4,733	1,705	6,438	1,925							419	419	28%	28%
Orencia	593	711	1,304	675	1,979	731	2,710	640							47	47	8%	8%
Sprycel	438	535	973	491	1,464	536	2,000	459							21	21	5%	5%
Yervoy	249	315	564	382	946	384	1,330	384							135	135	54%	54%
Empliciti	55	64	119	59	178	69	247	83							28	28	51%	51%

Established Brands
Baraclude	225	179	404	175	579	165	744	141							(84)	(84)	(37)%	(37)%
Other Brands(a)	616	623	1,239	539	1,778	579	2,357	487							(129)	(129)	(21)%	(21)%

Total	$5,193	$5,704	$10,897	$5,691	$16,588	$5,973	$22,561	$5,920							$727	$727	14%	14%

(a)	Includes Sustiva, Reyataz, Daklinza and all other products that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$938	$1,024	$1,962	$1,141	$3,103	$1,136	$4,239	$1,124							20%	20%
Eliquis	885	979	1,864	917	2,781	979	3,760	1,206							36%	36%
Orencia	385	501	886	474	1,360	515	1,875	449							17%	17%
Sprycel	214	310	524	267	791	300	1,091	240							12%	12%
Yervoy	162	228	390	278	668	273	941	275							70%	70%
Empliciti	37	41	78	41	119	45	164	58							57%	57%

Established Brands
Baraclude	10	9	19	6	25	7	32	7							(30)%	(30)%
Other Brands(a)	147	138	285	111	396	88	484	90							(39)%	(39)%

Total(b)	$2,778	$3,230	$6,008	$3,235	$9,243	$3,343	$12,586	$3,449							24%	24%

(a)	Includes Sustiva, Reyataz, Daklinza and all other products that have lost exclusivity.
(b)	Includes United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2018							2019							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Opdivo	$573	$603	$1,176	$652	$1,828	$668	$2,496	$677							18%	18%
Eliquis	621	671	1,292	660	1,952	726	2,678	719							16%	16%
Orencia	208	210	418	201	619	216	835	191							(8)%	(8)%
Sprycel	224	225	449	224	673	236	909	219							(2)%	(2)%
Yervoy	87	87	174	104	278	111	389	109							25%	25%
Empliciti	18	23	41	18	59	24	83	25							39%	39%

Established Brands
Baraclude	215	170	385	169	554	158	712	134							(38)%	(38)%
Other Brands(a)	469	485	954	428	1,382	491	1,873	397							(15)%	(15)%

Total(b)	$2,415	$2,474	$4,889	$2,456	$7,345	$2,630	$9,975	$2,471							2%	2%

(a)	Includes Sustiva, Reyataz, Daklinza and all other products that have lost exclusivity in major markets, OTC brands and royalty revenue.
(b)	The foreign exchange impact on international revenues was unfavorable 8% for the first quarter. The foreign exchange impact on Prioritized Brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Opdivo	18%	(11)%	29%	18%	(11)%	29%
Eliquis	16%	(7)%	23%	16%	(7)%	23%
Orencia	(8)%	(8)%	—	(8)%	(8)%	—
Sprycel	(2)%	(6)%	4%	(2)%	(6)%	4%
Yervoy	25%	(11)%	36%	25%	(11)%	36%

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Impairment charges	$10	$—	$10	$—	$10	$7	$17	$—
Accelerated depreciation and other shutdown costs	3	14	17	13	30	11	41	12
Cost of products sold	13	14	27	13	40	18	58	12

Marketing, selling and administrative	1	—	1	—	1	1	2	1

License and asset acquisition charges	60	1,075	1,135	—	1,135	—	1,135	—
IPRD impairments	—	—	—	—	—	—	—	32
Site exit costs and other	20	19	39	18	57	22	79	19
Research and development	80	1,094	1,174	18	1,192	22	1,214	51

Equity investment (gains)/losses	(15)	356	341	(97)	244	268	512	(175)
Provision for restructuring	20	37	57	45	102	29	131	12
Acquisition and integration expenses	—	—	—	—	—	—	—	187
Litigation and other settlements	—	—	—	—	—	70	70	—
Divestiture gains	(43)	(25)	(68)	(108)	(176)	(1)	(177)	—
Royalties and licensing income	(50)	(25)	(75)	—	(75)	—	(75)	—
Pension and postretirement	31	37	68	27	95	26	121	49
Intangible asset impairment	64	—	64	—	64	—	64	—
Other income (net)	7	380	387	(133)	254	392	646	73

Increase/(decrease) to pretax income	101	1,488	1,589	(102)	1,487	433	1,920	137

Income taxes on specified items	(8)	(218)	(226)	1	(225)	(43)	(268)	(43)
Income taxes attributed to U.S. tax reform	(32)	3	(29)	(20)	(49)	(7)	(56)	—
Income taxes	(40)	(215)	(255)	(19)	(274)	(50)	(324)	(43)

Increase/(decrease) to net earnings	$61	$1,273	$1,334	$(121)	$1,213	$383	$1,596	$94

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,609	4,079	$7,688	$4,043	$11,731	$4,283	$16,014	$4,076
Specified items(a)	13	14	27	13	40	18	58	12
Gross profit excluding specified items	3,622	4,093	7,715	4,056	11,771	4,301	16,072	4,088

Marketing, selling and administrative	980	1,131	2,111	1,104	3,215	1,336	4,551	1,006
Specified items(a)	(1)	—	(1)	—	(1)	(1)	(2)	(1)
Marketing, selling and administrative excluding specified items	979	1,131	2,110	1,104	3,214	1,335	4,549	1,005

Research and development	1,250	2,435	3,685	1,280	4,965	1,380	6,345	1,351
Specified items(a)	(80)	(1,094)	(1,174)	(18)	(1,192)	(22)	(1,214)	(51)
Research and development excluding specified items	1,170	1,341	2,511	1,262	3,773	1,358	5,131	1,300

Other income (net)	(400)	(4)	(404)	(508)	(912)	62	(850)	(260)
Specified items(a)	(7)	(380)	(387)	133	(254)	(392)	(646)	(73)
Other income (net) excluding specified items	(407)	(384)	(791)	(375)	(1,166)	(330)	(1,496)	(333)

(a)	Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars in millions)

	2018							2019
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings before income taxes	$1,779	$517	$2,296	$2,167	$4,463	$1,505	$5,968	$1,979
Specified items(a)	101	1,488	1,589	(102)	1,487	433	1,920	137
Earnings before income taxes excluding specified items	1,880	2,005	3,885	2,065	5,950	1,938	7,888	2,116

Provision for income taxes	284	135	419	255	674	347	1,021	264
Tax on specified items(a)	(8)	(218)	(226)	1	(225)	(43)	(268)	(43)
Income taxes attributed to U.S. tax reform(a)	(32)	3	(29)	(20)	(49)	(7)	(56)	—
Provision for income taxes excluding tax on specified items and income taxes attributed to U.S. tax reform	324	350	674	274	948	397	1,345	307

Net Earnings/(Loss) Attributable to Noncontrolling Interest	9	9	18	11	29	(2)	27	5
Specified items(a)	—	—	—	—	—	—	—	—
Net Earnings/(Loss) Attributable to Noncontrolling Interest excluding specified items	9	9	18	11	29	(2)	27	5

Net Earnings Attributable to BMS used for Diluted EPS Calculation - GAAP	1,486	373	1,859	1,901	3,760	1,160	4,920	1,710
Specified items(a)	61	1,273	1,334	(121)	1,213	383	1,596	94
Net Earnings Attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,547	1,646	3,193	1,780	4,973	1,543	6,516	1,804

Weighted-average Common Shares Outstanding - Diluted- GAAP	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637
Weighted-average Common Shares Outstanding - Diluted- Non-GAAP	1,640	1,636	1,638	1,636	1,637	1,637	1,637	1,637

Diluted Earnings Per Share - GAAP	$0.91	$0.23	$1.13	$1.16	$2.30	$0.71	$3.01	$1.04
Diluted Earnings/(Loss) Per Share Attributable to Specified Items	0.03	0.78	0.82	(0.07)	0.74	0.23	0.97	0.06
Diluted Earnings Per Share - Non-GAAP	$0.94	$1.01	$1.95	$1.09	$3.04	$0.94	$3.98	$1.10

Effective Tax Rate	16.0%	26.1%	18.2%	11.8%	15.1%	23.1%	17.1%	13.3%
Specified items(a)	1.2%	(8.6)%	(0.9)%	1.5%	0.8%	(2.6)%	—	1.2%
Effective Tax Rate excluding specified items	17.2%	17.5%	17.3%	13.3%	15.9%	20.5%	17.1%	14.5%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Cash and cash equivalents	$5,342	$4,999	$5,408	$6,911	$7,335
Marketable securities - current	1,428	1,076	1,422	1,973	1,429
Marketable securities - non-current	2,252	2,117	2,017	1,775	1,233
Cash, cash equivalents and marketable securities	9,022	8,192	8,847	10,659	9,997

Short-term debt obligations	(1,925)	(1,716)	(1,620)	(1,703)	(381)
Long-term debt	(5,775)	(5,671)	(5,687)	(5,646)	(5,635)
Net cash position	$1,322	$805	$1,540	$3,310	$3,981

BRISTOL-MYERS SQUIBB COMPANY
2019 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2019
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$3.84 to $3.94

Projected Specified Items:
Restructuring, accelerated depreciation and other exit costs(1)	0.10	0.01	0.09
Divestiture gains and licensing income	(0.80)	(0.10)	(0.70)
Research and development license and asset acquisition charges	0.10	0.01	0.09
Pension charges	0.96	0.22	0.74
Equity investment gains	(0.07)	(0.02)	(0.05)
Acquisition and integration expenses	0.11	0.02	0.09
Total	0.40	0.14	0.26

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$4.10 to $4.20

(1) Includes items recognized in Cost of products sold, Research and development and Other income (net).

The following table summarizes the company's 2019 financial guidance:

Line item	GAAP	Non-GAAP

Worldwide revenues	Increasing in the mid-single digits	Increasing in the mid-single digits

Gross margin as a percent of revenue	Approximately 70%	Approximately 70%

Marketing, selling and administrative expense	Decreasing in the mid-single digit range	Decreasing in the mid-single digit range

Research and development expense	Decreasing in the high-single digits	Increasing in the high-single digits

Effective tax rate	Approximately 14%	Approximately 16%

The GAAP financial results for the full year of 2019 will include specified items, including acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, divestiture gains or losses, license and asset acquisition charges and pension charges. The financial guidance for 2019 excludes the impact of any potential future strategic acquisitions and divestitures, including any impact of the Celgene acquisition other than expenses incurred in the first quarter of 2019, and other specified items that have not yet been identified and quantified, including litigation and other settlements, licensed asset impairments and gains/losses on equity investments, among other items. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports First Quarter Financial Results on April 25, 2019, including “2019 Financial Guidance” and “Use of non-GAAP Financial Information” therein.